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                                                                   EXHIBIT 10.31

                                 AMENDMENT NO. 5

                       SERVICE CORPORATION INTERNATIONAL

                          EMPLOYEE STOCK PURCHASE PLAN


         This Amendment is executed by Service Corporation International ("Company") effective as of January 1, 2000.

                               W I T N E S S E T H

         WHEREAS, the Company executed the Service Corporation International Stock Purchase Plan on August 22, 1979, Amendment No. 1 thereto on June 5, 1981, Amendment No. 2 thereto on October 19, 1988, Amendment No. 3 thereto on June 19, 1990 and Amendment No. 4 thereto on December 21, 1993 (as amended, the "Plan"), which continues in force and effect, and is made a part hereof by reference; and

         WHEREAS, the Company is desirous of eliminating the Company match under the Plan commencing January 1, 2000;

         NOW, THEREFORE, in consideration of the premises, the Company hereby amends the Plan in the following respect:

         1. The following paragraph shall be added as the last paragraph of Subsection 3.02 effective as of January 1, 2000:

         "Notwithstanding the above, effective as of January 1, 2000 the Company shall terminate its Regular Contribution under the Plan for each Participant who is an Employee of a U.S. Employing Company; provided, however, that the Regular Contribution for the 1999 Plan Year shall be made."

         IN WITNESS WHEREOF, the Company has executed this Amendment to the Plan effective as of January 1, 2000.


                                        SERVICE CORPORATION INTERNATIONAL



                                        By:      /s/ James M. Shelger
                                           -------------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------